SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of report (Date of earliest event reported): May 1, 2002


                       RENEGADE VENTURE (NEV.) CORPORATION
              ----------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


          NEVADA                        0-28575                84-1108499
---------------------------      ----------------------   ----------------------
      (State or Other           (Commission File Number)     (I.R.S. Employee
Jurisdiction of Incorporation)                            Identification Number)


              445 East Front Street, Traverse City, Michigan 49686
           ----------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (231) 941-7590
               --------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


              90 Madison Street, Suite 707, Denver, Colorado 80206
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On April 12, 2002, RENEGADE VENTURE (NEV.) CORPORATION, a Nevada corporation (the "Company") entered into a Stock Exchange Agreement and Plan of Reorganization (the "JSC Agreement") with JOHNSTONE SOFTMACHINE CORPORATION, a Colorado corporation ("JSC"), and the shareholders of JSC. Among other things, the Agreement provided for the Company's purchase from the JSC shareholders of all the issued and outstanding capital stock of JSC in exchange for the Company's issuance of 3,000,000 shares of its authorized but unissued common stock to the JSC shareholders (the "JSC Exchange"). At consummation of the JSC Exchange on April 24, 2002, the Company acquired ownership of all the issued and outstanding capital shares of JSC, and issued a total of 3,000,000 shares to the shareholders of JSC in exchange. As a result of the JSC Exchange, JSC became a wholly owned subsidiary of the Company.

     As a result of consummating the JSC Exchange, the Company had a total of 3,320,000 common shares issued and outstanding. The Company believes that the JSC Exchange will qualify as tax-free reorganizations pursuant to Sections 351 and 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended. The JSC Exchange did not involve any change in the officers or directors of the Company.

     The common shares issued in the JSC Exchange were not registered under the Securities Act of 1933, as amended ("Act"), but were issued in reliance upon the exemption from registration provided by Section 4(2) of the Act, on the basis that such exchange was a transaction not involving any public offering. The certificate evidencing the shares issued in that share exchange bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

                                 BUSINESS OF JSC

     JSC is not currently operational and is in the development stage. JSC holds a license of certain data and technology from LogiCapital Corporation, a Colorado corporation ("Licensor") pursuant to a Data License Agreement dated March 31, 2002. This non-exclusive, worldwide license permits JSC to use, reproduce and distribute certain data generated by LogiCapital in accordance with JSC's design and specifications through financial websites to be designed and operated by JSC. Licensor is obligated to provide JSC with the licensed products in a mutually agreed upon electronic format, and they will be supplied on a real time basis over telephone or other electronic lines directly to the JSC websites. The Data License Agreement has a 5-year term and requires a royalty payment to Licensor of 20% of gross revenues, subject to a minimum cash payment annually to keep the license in force.

     Management of the Company has not yet determined how it will exploit or the timing of any exploitation of the license. The Company currently lacks the funding to exploit the license and will have to raise funds before it can do so.

                             PRINCIPAL SHAREHOLDERS

Beneficial Ownership Following Acquisition

     The following table sets forth as of May 1, 2002, the names of persons who own of record, or were known by the Company to own beneficially, more than five percent of its total issued and outstanding common stock and the beneficial ownership of all such stock as of that date by officers and directors of the Company and all such executive officers and directors as a group, giving effect to the share exchange described above and certain common stock purchase options granted. For purposes of calculation, the table below assumes that shares subject to purchase under options held by executive officers and directors are outstanding. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares.


                                               Amount & Nature         Percent
                                               of Beneficial              of
Class           Beneficial Owner                Ownership                Class
-----           ----------------               ---------------          -------

Common          *Randy J. Sasaki                   512,500               11.91
Stock           6525 Gun Park Drive
$.001 par       Boulder, Colorado 80301

SAME            *John Brasher                      525,000               12.11
                90 Madison Street
                Denver, Colorado 80206

SAME            LogiCapital Corporation          3,000,000               69.42
                108 Lispenard
                New Rochelle, NY 10801

1 Includes 500,000 shares subject to purchase pursuant to options granted under the 1997 compensatory stock option plan.

2    Acquired in regard to acquisition of JSC.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) FINANCIAL STATMEMENTS The required financial statements are anticipated to be filed within the 60-day period permitted by Item 7(b) of Form 8-K.

     (b) PRO FORMA FINANCIAL INFORMATION. The required pro forma financial information is anticipated to be filed within the 60-day period permitted by
Item 7(b) of Form 8-K.

     (c) EXHIBITS. The following exhibits are filed as exhibits to this current report on Form 8-K, and none have been incorporated by reference to any other registration statement, report or other document. References in the list of exhibits to the "Company" refer to Renegade Venture (NEV.) Corporation.

2.1 Stock Exchange Agreement and Plan of Reorganization dated April 12, 2002, among the Company, JSC and the shareholders of JSC.

3.1  Articles of Incorporation of Johnstone SoftMachine Corporation.

3.2  Bylaws of Johnstone SoftMachine Corporation.

10.1 Data License Agreement dated April 12, 2002, between LogiCapital Corporation and Johnstone SoftMachine Corporation.

99.1 2002 Compensatory Stock Option Plan of the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED: May 2, 2002

                                    RENEGADE VENTURE (NEV.) CORPORATION



                                    By   /s/ Randy J. Sasaki
                                         ---------------------------------------
                                             Randy J. Sasaki,
                                             Chief Executive Officer

--------------------------------------------------------------------------------

                                  EXHIBIT INDEX

--------------------------------------------------------------------------------

Exhibit
Number   Description
------   -----------

 2.1 Stock Exchange Agreement and Plan of Reorganization dated April 12, 2002, among the Company, JSC and the shareholders of JSC.

 3.1          Articles of Incorporation of Johnstone SoftMachine Corporation.

 3.2          Bylaws of Johnstone SoftMachine Corporation.

10.1 Data License Agreement dated April 12, 2002, between LogiCapital Corporation and Johnstone SoftMachine Corporation.

99.1          2002 Compensatory Stock Option Plan of the Company.